Exhibit 99.1

i-80 Gold Closes US$173 Million Bought Deal Public Offering

RENO, NEVADA, May 16, 2025 – i-80 Gold Corp. (TSX:IAU) (NYSE American:IAUX) (“i-80” or the “Company”) is pleased to announce the closing of its previously announced bought deal public offering, pursuant to which the Company issued 345,760,000 units (the “Units”) at a price of US$0.50 per Unit for aggregate gross proceeds, including exercise of the over-allotment option, of US$172,880,000 (the “Offering”). Each Unit is comprised of one common share (a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Common Share at a price of US$0.70 until November 16, 2027.

In addition to the Offering, the Company intends to complete a private placement of 22,240,000 Units (the “Concurrent Private Placement”) on the same terms as the Offering, for aggregate gross proceeds of US$11,120,000. The Offering and the Concurrent Private Placement are expected to generate aggregate gross proceeds of US$184,000,000.

Pursuant to the Concurrent Private Placement, the Units will be sold to certain directors, officers and other current individual shareholders of the Company and will be subject to a hold period of six months under applicable U.S. securities laws, and a hold period of four months plus one day under applicable Canadian securities laws, from the closing date of the Concurrent Private Placement. The closing of the Concurrent Private Placement is expected to occur on or about May 20, 2025, pending the receipt of all required regulatory approvals.

The anticipated aggregate net proceeds of the Offering and the Concurrent Private Placement are intended to be used on growth expenditures in support of i-80’s new development plan in Nevada and for general working capital and corporate purposes, as more particularly described in the respective U.S. and Canadian prospectus supplements in connection with the Offering.

The Offering was led by National Bank Financial Inc. and Cormark Securities Inc. as co-bookrunners, together with Canaccord Genuity Corp. and SCP Resource Finance LP. as co-lead underwriters, and BMO Nesbitt Burns Inc., RBC Dominion Securities Inc., Scotia Capital Inc., Stifel Nicolaus Canada Inc. and Ventum Financial Corp.

The Offering was made in the United States pursuant to an effective shelf registration statement on Form S-3 (No. 333-286531) that was filed by i-80 with the Securities and Exchange Commission (the “SEC”) on April 14, 2025, as amended and declared effective by the SEC on May 7, 2025. A prospectus supplement, as amended, relating to the Offering was filed with the SEC. The Offering was made in Canada pursuant to a prospectus supplement that was filed in each of the provinces and territories, other than Québec, to the final base shelf prospectus dated June 21, 2024, that was filed with the securities regulators in each of the provinces and territories of Canada.

Copies of the U.S. prospectus supplement and the Canadian prospectus supplement, and the accompanying base prospectuses, as applicable, may be obtained on the SEC’s website at http://www.sec.gov and the SEDAR+ website at http://www.sedarplus.com, respectively. An electronic or paper copy of the shelf prospectus supplements, the corresponding base shelf prospectuses and any amendment to the documents may be obtained, without charge, from National Bank Financial Inc., 130 King Street West, Suite 800, Toronto, Ontario M5X 1J9, by email at NBF-Syndication@bnc.ca or by telephone at (416) 869-8414 by providing the contact with an email address or address, as applicable.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company committed to building a mid-tier gold producer through a new development plan to advance its high-quality asset portfolio. The Company is the fourth largest gold mineral resource holder in the state with a pipeline of high-grade exploration projects advancing towards feasibility and one operating project ramping-up toward steady-state, all strategically located in Nevada’s most prolific gold-producing trends. Leveraging its fully permitted central processing facility following an anticipated refurbishment, i-80 Gold is executing a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. i-80 Gold’s shares are listed on the Toronto Stock Exchange (TSX:IAU) and the NYSE American (NYSE:IAUX). For more information, visit www.i80gold.com.

For further information, please contact:

Leily Omoumi – Vice President, Corporate Development & Strategy

Caterina De Rosa – Director, Investor Relations

info@i80gold.com

1.866.525.6450

www.i80gold.com

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this release constitute “forward-looking statements” or “forward-looking information” within the meaning of applicable securities laws, including but not limited to statements pertaining to the closing of the Concurrent Private Placement, and the ability to obtain necessary regulatory approvals, including those of the NYSE and TSX for the Concurrent Private Placement, the intended use of proceeds from the Offering and the Concurrent Private Placement, the Company’s ability to execute on its new development plan, advance its assets through feasibility toward construction and production, realize its exploration potential, transform into a mid-tier gold producer over the coming years, and become the next major gold story in Nevada. Furthermore, forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Such statements can be identified by the use of words such as “may”, “would”, “could”, “will”, “intend”, “expect”, “believe”, “plan”, “anticipate”, “estimate”, “scheduled”, “forecast”, “predict” and other similar terminology, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. These statements reflect the Company’s current expectations regarding future events, performance and results and speak only as of the date of this release or as of the dates specified in such statements, and are expressly qualified in their entirety by this cautionary statement. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Forward-looking statements and information involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements or information, including, but not limited to: delays to the closing of the Concurrent Private Placement, the receipt of regulatory approvals and the use of proceeds being applied differently than anticipated or disclosed, material adverse changes, unexpected changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with the company to perform as agreed; social or labor unrest; changes in commodity prices; and the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations. For a more detailed discussion of such risks and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, please see “Risks Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for more information regarding risks pertaining to the Company, which is available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca. Readers are encouraged to carefully review these risk factors as well as the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators.

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